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                                                                    EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 27, 1997 of our audit of the financial statements of Leisure Complexes, Inc. as at December 31, 1996. We also consent to the reference to our firm under the caption "Experts."




/s/ Feldman, Gutterman, Meinberg and Co.
July 1, 1998
Manhasset, New York